UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2009
BioScrip, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28740	05-0489664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 460-1600
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: AMENDMENT TO SEVERANCE AGREEMENT WITH STANLEY G. ROSENBAUM
EX-10.2: AMENDMENT TO SEVERANCE AGREEMENT WITH BARRY A. POSNER

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
We entered into amendments to the severance agreements for Stanley G. Rosenbaum, our Executive Vice President and Chief Financial Officer, and Barry A. Posner, our Executive Vice President and General Counsel.
Each of the severance agreements was amended to provide that any payments, benefits and vesting to which an executive may be entitled would be provided without regard to the deductibility of such payments, benefits and vesting under Section 280G of the Internal Revenue Code (the “Code”) and without regard to whether such payments would subject the executive to the federal excise tax levied on certain “excess parachute payments” under Code Section 4999 (the “Excise Tax”). If any portion of the payments, benefits and vesting to or for the executive’s benefit constitutes an “excess parachute payment” within the meaning of Code Section 280G, we would pay to the executive an additional amount that after reduction for all taxes (including the Excise Tax) with respect to such gross-up payment equals the Excise Tax on such payment; provided, that to the extent any gross-up payment would be considered deferred compensation for purposes of Code Section 409A, the manner and time of payment and the affected provisions of the severance agreement would be adjusted to the extent necessary (but only to the extent necessary) to comply with the requirements of Code Section 409A so that the payment does not give rise to the interest or additional tax amounts to the executive as described at Code Section 409A(a)(1)(B) or Code Section 409A(b)(4).
Each of the severance agreements was also amended to provide that it, to the extent applicable, comply with Code Section 409A in accordance with the provisions set forth the severance agreement, as amended.
The foregoing summary is qualified by reference to the complete full text of the amendments which are attached to this Form 8-K as
Exhibits 10.1 and 10.2 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits. The following are furnished as exhibits to this Current Report:

Exhibit No.	Description of Exhibit

10.1	Form of Amendment to Severance Agreement between BioScrip, Inc. and Stanley G. Rosenbaum

10.2	Form of Amendment to Severance Agreement between BioScrip, Inc. and Barry A. Posner

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 20, 2009	BIOSCRIP, INC.
	By:	/s/ Barry A. Posner
Barry A. Posner,
Executive Vice President, Secretary and General Counsel

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